DATED	2008

NEW MEDIA LOTTERY SERVICES PLC

and

TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND

DEBENTURE

Memery Crystal LLP
44 Southampton Buildings
London WC2A 1AP

Tel: 020 7242 5905
Fax: 020 7242 2058
Ref: DXB/HJM/1325787v2

THIS DEBENTURE is made as a deed on the     day of         2008 between:-

(1)	NEW MEDIA LOTTERY SERVICES PLC (incorporated in the Republic of Ireland with registered number 410845) having its registered office at 51/52 Fitzwilliam Square, Dublin 2, Ireland (the "Company"); and

(2)
TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND an investment fund in Luxembourg as represented by its general partner, TRAFALGAR CAPITAL SARL, a corporation organised and existing under the laws of Luxembourg, with its principal place of business at 8-10 Rue Mathias Hardt, BP 3023, Luxembourg L-1030 (the "Lender").

Definitions are given in clause 16.

NOW THIS DEED WITNESSES as follows:-

1	Covenant to Pay

1.1	The Company covenants that it will on demand in writing made to it pay or discharge the Loan when the same is due and payable.

1.2
If the Company shall fail to pay any amount under this Debenture when it is due then such amount shall bear interest (after as well as before judgment and payable on demand) at the Default Rate from time to time from the due date until the date such amount is paid in full to the Lender.

2	Charging provisions

2.1	The Company as beneficial owner or with full title guarantee (whichever is appropriate) hereby charges to the Lender as a continuing security for the payment or discharge of the Loan:-

2.1.1
by way of legal mortgage all estates or interests in the freehold and leasehold property described in the Schedule together with all present and future buildings, and fixtures (including trade and tenant's fixtures), which are at any time on or attached to the property;

2.1.2	by way of fixed charge:-

2.1.2.1
all estates or interests in any freehold or leasehold property belonging to the Company now or at any time after the date of this Debenture (other than any property charged in terms of clause 2.1.1 above) together with all buildings, and fixtures (including trade and tenant's fixtures) which are at any time on or attached to the property;

2.1.2.2	all present and future interests of the Company in or over land or the proceeds of sale of it and all present and future licences of the Company to enter upon or use land;

2.1.2.3	the benefit of all other agreements relating to land which the Company is or may become party or otherwise entitled;

2.1.2.4	all plant and machinery of the Company now or in the future attached to property which is charged by the foregoing provisions of this clause 2.1;

2.1.2.5
all present and future stocks, shares and other securities owned (at law or in equity) by the Company and all rights, money or property of a capital nature at any time accruing or offered in relation to them, whether by way of bonus, consolidation, conversion, exchange, option, preference, return of capital or otherwise;

2.1.2.6
all rights, money or property of an income nature at any time accruing or payable in relation to the stocks, shares and other securities charged by clause 2.1.2.5, whether by way of dividend, distribution, interest or otherwise;

2.1.2.7
all rights and interests in and claims under all insurance contracts or policies now or in the future held by or inuring to the benefit of the Company which relate to Fixed Charge Assets (including all money payable under such contracts and policies);

2.1.2.8
all rights and interest and claims under all other insurance or assurance contracts or policies now or in the future held by or inuring to the benefit of the Company (including all money payable under them);

2.1.2.9
all patents, utility models, registered and unregistered trade and service marks, rights in passing off, copyright, registered and unregistered rights in designs and database rights in each case now or in the future held by the Company (whether alone or jointly with others) anywhere in the world and including any extensions and renewals of, and any application for such rights;

2.1.2.10
the benefit of all agreements and licences now or in the future entered into or enjoyed by the Company relating to the use or exploitation by or on behalf of the Company in any part of the world of any such rights as are referred to in clause 2.1.2.9 but owned by others;

2.1.2.11	all the Company’s rights now or in the future in relation to trade secrets, confidential information and know how in any part of the world;

2.1.2.12	all present and future book debts of the Company;

2.1.2.13
all other present and future debts or monetary claims of the Company against third parties (excluding those charged under clause 2.1.2.7 or 2.1.2.8 or arising on fluctuating accounts with other Group Companies);

2.1.2.14	the benefit of all warranties, instruments, guarantees, charges, pledges, and other security and all other rights and remedies available to the Company in respect of any Fixed Charge Assets;

2.1.2.15
all present and future bank accounts, cash at bank and credit balances of the Company (excluding those arising on fluctuating accounts) with any bank or other person whatsoever and all rights relating or attaching to them (including the right to interest); and

2.1.2.16
all rights, money or property accruing or payable to the Company now or in the future under or by virtue of a Fixed Charge Asset except to the extent that such rights, money or property are for the time being effectively charged by fixed charge under the foregoing provisions of this clause 2.1;

2.1.3
by way of floating charge all the Assets not effectively otherwise mortgaged, charged or assigned by this clause 2, (including, without limitation, any immovable property of the Company in the United Kingdom and the Republic of Ireland and any Assets in the United Kingdom and the Republic of Ireland falling within any of the types mentioned in clause 2.1.2).

2.2
The Company as beneficial owner or with full title guarantee (whichever is appropriate hereby assigns as a continuing security for the payment or discharge of the Loan in favour of the Lender (subject to the right of the Company to require the re-assignment of it upon payment or discharge in full of the Loan):

2.2.1.1	all the right, title and interest of the Company in and to any interest rate hedging agreements now or in the future entered into with any person; and

2.2.1.2
(insofar as they are capable of being assigned by way of security) all the right, title and interest of the Company in and to any agreement to which the Company is a party except to the extent that it is subject to any fixed charge created under any other provisions of this Debenture;

2.3
To the extent that any such right, title and interest as is referred to in clause 2.2 is not assignable or capable of assignment, the assignment of it purported to be effected by such clause shall operate as an assignment of any and all compensation, damages, income, profit or rent which the Company may derive from it or be awarded or entitled to in respect of it, in each case as a continuing security for the payment or discharge in full of the Loan.

2.4
Any mortgage, fixed charge or other fixed security created by the Company in favour of the Lender shall have priority over the floating charge created by this Debenture, except insofar as the Lender shall declare otherwise whether at or after the time of creation of such fixed security.

2.5
The Lender may at any time, by notice to the Company, immediately convert the floating charge created under clause 2.1.3 into a fixed charge over any Assets specified in that notice and the floating charge will, without notice from the Lender, automatically be converted with immediate effect into a fixed charge:-

2.5.1	in respect of any Assets which become subject to any step by any third party to take a fixed charge;

2.5.2	in respect of any Assets which become subject to any step by any third party to levy any distress, attachment, execution or other legal process against them;

2.5.3	in respect of all Assets charged under clause 2.1.3 if and when the Company ceases to carry on business or to be a going concern; and

2.5.4
in respect of all the Assets on the making of an order for the compulsory winding-up of the Company, on the convening of a meeting for the passing of a resolution for the voluntary winding-up of the Company or the taking of any steps (including, without limitation, the making of an application or the giving of any notice) by the Company or any other person for the appointment of an administrator in respect of the Company.

2.6	The Company will not without the prior written consent of the Lender:-

2.6.1
create or attempt to create or permit to subsist any right in security, mortgage, charge, lien (other than a lien arising in the ordinary course of business by operation of law) or any encumbrance, trust agreement, declaration of trust or trust arising by operation of law over all or any Assets (except in favour of the Lender); or

2.6.2	sell, transfer, assign, factor, lease or otherwise dispose of or part with possession in any way of all or any of its Assets (other than in terms of a Permitted Disposal); or

2.6.3	in any way dispose of the equity of redemption of any such Asset or any interest in any such Asset.

2.7
The Company shall apply in respect of Properties located in England an Wales to the Chief Land Registrar for a restriction to be entered on the Register of Title of all present and future registered freehold and leasehold property of the Company in the following terms:

"No disposition of the registered estate by the proprietor of the registered estate [or by the proprietor of any registered charge] is to be registered without a written consent signed by the proprietor for the time being of the charge dated [date] in favour of Trafalgar Capital Specialized Investment Fund referred to in the Charges Register or, if appropriate, signed on behalf of such proprietor by its authorised signatory”

The Company shall apply in respect of Properties located in the Republic of Ireland title to which is registered at the Property Registration Authority for an inhibition on the folio upon terms substantially the same as outlined in the paragraph above and in respect of Properties not registered to lodge a caution at the Property Registration Authority

2.8
The Company will, in so far as the same have not been delivered to the Senior Lender, immediately upon execution of this Debenture, deliver to the Lender (or as it shall direct) all certificates and other documents of title to the stocks, shares and other securities referred to in clause 2.1.2.5 above together with stamped stock transfer forms in respect of the same executed in blank (except for the number and class of shares and the name of the transferor) and left undated. The Lender may at any time after the date of this Debenture complete the instruments of transfer on behalf of the Company in favour of itself or such other person as it shall select.

2.9	The Company (at its own cost) will on demand in writing by the Lender execute and deliver in such form as the Lender may reasonably require:-

2.9.1
a legal mortgage of any freehold or leasehold property of the Company which is not effectively charged by clause 2.1.1 and of any freehold or leasehold property acquired by the Company after the date of this Debenture;

2.9.2	a standard security or other fixed security over the Company's freehold, leasehold or other property;

2.9.3	a fixed charge or assignment in or by way of security of any Asset subject to a floating charge under clause 2.1.3;

2.9.4	a chattel mortgage over such chattels, plant and machinery as the Lender may specify; and

2.9.5	a notice of any assignment of its right, title and interest in and to any of the agreements referred to in clause 2.2 above;

and the Company will execute such other deeds, documents, agreements and instruments and will otherwise do and concur in all such other acts or things as the Lender may deem necessary for perfecting, preserving or protecting the security created (or intended to be created) by this Debenture or for facilitating the realisation of the Assets or the exercise of any rights of the Lender under this Debenture.

2.10	The Company shall:

2.10.1
get in and realise all Receivables in the ordinary course of its business and hold the proceeds of the getting in and realisation (until payment into an account in accordance with clause 2.12.2 below) upon trust for the Lender;

2.10.2	pay into its account with the Lender (or as the Lender may direct) all money which it receives in respect of any Receivables; and

2.10.3	if called upon to do so by the Lender execute a legal assignment of all or any of the Receivables to the Lender.

2.11
If the Lender releases, waives, or postpones its rights in respect of any Receivables to enable the Company to factor or discount them to any third party (the“factor”), the charges created by this Debenture shall in all other respects remain in full force and effect. All amounts becoming due to the Company from the factor and any Receivables re-assigned, or due to be re-assigned to the Company, shall be subject to the relevant fixed charge created by this Debenture, subject only to any defences or rights of set-off which the factor may have against the Company;

2.12	Paragraph 14 of Schedule B1 to the Insolvency Act 1986 or its Irish equivalent if any shall apply to the charges created by or pursuant to this Debenture.

3	Continuing Security

This security will be a continuing security for the Loan notwithstanding any intermediate payment or settlement of all or any part of the Loan or other matter or thing whatsoever and will be without prejudice and in addition to any other right, remedy or security of whatever sort which the Lender may hold at any time for the Loan or any other obligation whatsoever and will not be affected by any release, reassignment or discharge of such other right remedy or security.

4	Undertakings

Save to the extent that the provisions of this clause are inconsistent with or conflict with the terms of the Convertible Loan Agreement, the Company will:-

4.1	at all times comply with the terms of this Debenture and of all agreements relating to the Loan;

4.2	keep the Assets in good and substantial repair and in good working order and condition, ordinary wear and tear excepted;

4.3	preserve and maintain all intellectual property rights owned or used by the Company (including those referred to in clauses 2.1.2.9 to 2.1.2.11);

4.4
comply in all material respects with the terms of all applicable laws and regulations including (without limitation) all environmental laws, legislation relating to public health, town & country planning, control and handling of hazardous substances or waste, fire precautions and health and safety at work;

4.5	promptly notify the Lender of the acquisition by the Company of any estate or interest in any freehold or leasehold property;

4.6
ensure that all Assets that are insurable are insured with reputable insurance companies or underwriters to such extent and against such risks as is normal for prudent companies in businesses similar to those of the Company (or as otherwise requested in writing by the Lender from time to time) and (without limitation to the generality of the foregoing):-

4.6.1	pay all premiums and other money due and payable under all such insurances and provide premium receipts or any other evidence of payment promptly upon request to do so by the Lender;

4.6.2
ensure that the interest of the Lender is noted on the policies in respect of such insurances or, at the request of the Lender, that such policies contain such other provisions for the protection of the Lender as the Lender may from time to time require;

4.7
promptly upon request by the Lender deposit with the Lender all deeds, certificates and documents of title relating to the Assets or any part of them charged by this Debenture and all policies of insurance and assurance;

4.8
promptly pay or cause to be paid and indemnify the Lender and any Receiver against all present and future rent, rates, taxes, duties, charges, assessments, impositions and outgoings whatsoever now or at any time in the future payable in respect of any of its Properties (or any part of them) or by the owner or occupier of them;

4.9
not make any structural or material alteration to or to the user of any of its Properties or do or permit to be done anything which is a "development" within the meaning of the Local Government (Planning and Development) Acts 1963 to 2000 or the Town and County Planning Acts (as appropriate) from time to time (or any orders or regulations under such Acts) or do or permit to be done any act, matter or thing where to do so would have a material and adverse effect on the value of any of its Properties or on the marketability of any of such Properties;

4.10
not grant any lease of, part with possession or share occupation of, the whole or any part of any of its Properties or confer any licence, right or interest to occupy or grant any licence or permission to assign, under-let or part with possession of the same;

4.11	not vary, surrender, cancel or dispose of, or permit to be forfeit, any leasehold interest in any of its Properties;

4.12
observe and perform all covenants, agreements and stipulations from time to time affecting its interest in any of its Properties or contained in any lease, agreement for lease or tenancy agreement under which any part of such Properties may be held;

4.13
notify the Lender immediately in the event of any creditor executing diligence against the Company or any distress or execution is levied or enforced against the Company or any third party debt order or freezing order is made and served on the Company;

4.14
notify the Lender immediately if any steps (including, without limitation, the making of any application or the giving of any notice) are taken by any person (including, without limitation, the Company) in relation to the administration, receivership, winding-up or dissolution of the Company;

4.15
not allow any person other than itself to be registered under the Land Registration Act 2002 as proprietor of any of its Properties (or any part of them) or create or permit to arise any overriding interest (as specified in Schedule 1 or Schedule 3 to the affecting any such property;

4.16
not allow any person other than itself to be registered under the Conveyancing Acts as owner of any of its Properties (or any part of them), or create or permit to arise any burden under section 72 Registration of Title Act 1964, affecting any such property

4.17	not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value or marketability of any of its Assets.

4.18	maintain its centre of main interests (COMI) for the purposes of the EU Regulation on Insolvency Proceedings 2000 (NO 1346/2000), in the United Kingdom.

5	Protection of Security

5.1
If the Company fails to keep any of the Assets in good and substantial repair and in good working order and condition or does not take out and maintain such insurances as set out above or prove to the Lender that the premiums and other money have been paid then the Lender may (as it thinks fit) repair and keep in repair the Assets or any of them (and for that purpose it or any of its agents may enter upon the properties of the Company) or take out or renew any such insurance in any sum and on terms as the Lender may think fit.

5.2
The Lender will be entitled to be paid the proceeds of any policy of insurance of the Company (other than in respect of employers' or public liability) and the Company will promptly irrevocably instruct any insurer of a policy to pay the proceeds of it to the Lender and undertakes to the Lender to repeat that instruction if the Lender requires.

5.3
All money received on any insurance policy of the Company (unless paid to the Lender in terms of clause 5.2) will, as the Lender requires, be applied either in making good the loss or damage in respect of which the money is received or in or towards discharge of the Loan.

5.4
The Company will permit any authorised representative of the Lender at all reasonable times to enter upon any part of the Properties of the Company and of any other property where the Company may be carrying out any contract or other works and to inspect the Company’s books of account and other books and documents and those of its subsidiaries.

5.5
The Lender shall be entitled, at its sole discretion, to have a valuation of the Assets or any part of them carried out from time to time by an independent surveyor or valuer (to be appointed at the Lender’s sole discretion) and the Company consents to any such valuation report being prepared and agrees to provide such access and other assistance as may be reasonably required by the Lender for such purposes; and the Company shall ensure that any tenant or other occupier of the Properties shall ensure access and assistance is provided for the foregoing purposes.

5.6
No statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the whole or any part of the Properties charged under this Debenture will be capable of being exercised by the Company without the previous written consent of the Lender.

5.7
The obligations of the Company under this Debenture will not be affected by any act, omission, circumstance, matter or thing which but for this provision might operate to release or otherwise exonerate it from any of its obligations hereunder in whole or in part, including (without limitation):-

5.7.1
any variation, extension, discharge, compromise, dealing with, exchange or renewal of any right or remedy which the Lender may have now or in the future from or against the Company or any other person in respect of the Loan;

5.7.2
any act or omission by the Lender or any other person in taking up, perfecting or enforcing any security or guarantee from or against the Company or any other person or the invalidity or unenforceability of any such security or guarantee;

5.7.3
any amendment, variation, restatement or supplement of or to, or novation, transfer or termination (in whole or in part) of, any document relating to the Loan or any exercise by the Lender (in its absolute discretion) of its rights to refuse, grant, continue, vary, review, determine or increase any credit or facilities to the Company or any other person;

5.7.4	any grant of time, indulgence, waiver or concession to the Company or any other person;

5.7.5	any arrangement or compromise entered into between the Lender and the Company or any other person;

5.7.6
the administration, insolvency, bankruptcy, sequestration, liquidation, winding-up, receivership, dissolution, incapacity, limitation, disability, discharge by operation of law or any change in the constitution, name and style of, the Company or any other person;

5.7.7	the invalidity, illegality, unenforceability, irregularity or frustration of the Loan or any of the obligations of the Company or any other person;

5.7.8
any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any other person resulting from any administration, insolvency, liquidation, receivership or dissolution proceedings or from any law, regulation or order.

6	Enforcement

6.1
The security constituted by this Debenture shall become enforceable and the Lender may exercise all the powers conferred on mortgagees by the Law of Property Act 1925 (as varied or extended by this Debenture) or the Conveyancing Acts of the Republic Of Ireland as the case may be all the powers conferred on the holder of a qualifying floating charge (as defined in the Insolvency Act 1986) by the Insolvency Act 1986 (or in the Republic of Ireland as defined by the Companies Acts) and all or any of the rights and powers conferred by this Debenture without further notice to the Company upon and at any time after the occurrence of any of the following events:

6.1.1	if the Company has failed to pay all or any of the Loan following a demand for payment by the Lender;

6.1.2	any step is taken (including, without limitation, the making of an application or the giving of any notice) by the Company or by any other person to appoint an administrator in respect of the Company;

6.1.3
any step is taken (including, without limitation, the making of an application or the giving of any notice) by the Company or by any other person to wind up or dissolve the Company or to appoint a liquidator, trustee, receiver, administrative receiver or similar officer of the Company or any part of its undertaking or assets;

6.1.4	the making of a request by the Company for the appointment of a Receiver or administrator;

6.1.5	if the Company breaches any of the provisions of this Debenture.

6.2
Section 103 of the Law of Property Act 1925 and section 20 of the Conveyancing Act 1881 (Regulation of exercise of power of sale) will not apply to this Debenture but the statutory power of sale will as between the Lender and a purchaser from the Lender arise on and be exercisable at any time after the execution of this Debenture provided that the Lender will not exercise the power of sale until payment of all or any part of the Loan has been demanded or a Receiver or administrator has been appointed but this proviso will not affect a purchaser or put him upon inquiry whether such demand or appointment has been validly made.

6.3
The Company shall not, without the prior written consent of the Lender, exercise any of the powers of leasing or of accepting surrenders of leases conferred by Sections 99 (Leasing powers of mortgagor and mortgagee in possession) and 100 (Powers of mortgagor and mortgagee in possession to accept surrenders of leases) of the Law of Property Act 1925, Section 18 Conveyancing Act 1881 and Section 3 of the Conveyancing Act 1911. The statutory powers of sale, leasing and accepting surrenders exercisable by the Lender under this Debenture are extended so as to authorise the Lender whether in its own name or in that of the Company to grant a lease or leases of the whole or any part or parts of the freehold and leasehold property of the Company with whatever rights relating to other parts of it and containing whatever covenants on the part of the Company and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as the Lender thinks fit.

6.4
To the extent that Assets constitute Financial Collateral and are subject to a Security Financial Collateral Arrangement created by or pursuant to this Debenture, the Lender shall have the right, at any time after this Debenture becomes enforceable, to appropriate all of any part of those Assets in or towards the payment or discharge of the Loan. The value of any Assets appropriated in accordance with this clause 6.4 shall be the price of those Assets at the time the right of appropriation is exercised as listed on any recognised market index, or determined by such other method as the Lender may select (including independent valuation). The Company agrees that the methods of valuation provided for in this clause 6.4 are commercially reasonable for the purpose of Regulation 18 of the Financial Collateral Regulations. To the extent that Assets constitute Financial Collateral, the Company agrees that such Assets shall be held or redesignated so as to be under the control of the Lender for all purposes of the Financial Collateral Regulations.

6.5
At any time after this Debenture becomes enforceable, all voting rights in respect of all stock, shares and securities charged by clause 2.1.2.5 may be exercised (without obligation to do so) by the Lender (or its nominee) in such a manner as it shall (in its absolute discretion) see fit and all dividends and other distributions payable in respect of such stock, shares and securities shall be paid to and retained by the Lender and may be applied by the Lender in accordance with clause 9.

6.6	Section 93 of the Law of Property Act 1925 (Restriction on consolidation of mortgages) and Section 17 of the Conveyancing Act 1881 will not apply to this Debenture.

6.7
Neither the Lender nor any Receiver shall be liable to account to the Company as mortgagee in possession in respect of all or any of the Assets and shall not be liable to the Company for any loss or damage arising from the exercise by the Lender or any Receiver of all or any of the powers conferred by this Debenture or the Law of Property Act 1925.

6.8
At any time after this Debenture becomes enforceable, the Lender may redeem any prior mortgage, charge or encumbrance in respect of all or any of the Assets or procure the transfer of them to itself and may settle the accounts of the prior mortgagee, chargee or encumbrancer and any accounts so settled will be, in the absence of manifest error, conclusive and binding on the Company. All money paid by the Lender to the mortgagee, chargee or encumbrancer in accordance with such accounts shall form part of the Loan.

7	Appointment of Receiver or Administrator

7.1	At any time after the security constituted by this Debenture has become enforceable the Lender shall be and is entitled by instrument in writing to appoint any one or more persons as:-

7.1.1	a Receiver of all or any of the Assets; and/or

7.1.2	an administrator of the Company,

in each case in accordance with and to the extent permitted by applicable laws. The Lender may not appoint a Receiver solely as a result of the obtaining of a moratorium or anything done with a view to obtaining a moratorium under Schedule A1 of the Insolvency Act 2000 except with the leave of the court.

7.2	Where more than one Receiver is appointed they will have power to act separately (unless the appointment of the Lender specifies to the contrary).

7.3
Any appointment over part only of the Assets charged under this Debenture will not preclude the Lender from making any subsequent appointment of a Receiver over any part of the Assets over which an appointment has not previously been made by it.

7.4
The Lender may from time to time determine the remuneration of the Receiver and may (subject to Section 45 of the Insolvency Act 1986) remove the Receiver from all or any part of the Assets of which he is the Receiver and at any time after any Receiver has vacated office or ceased to act, appoint a further Receiver over all or any part of those Assets.

7.5
The Receiver will be the agent of the Company (which will be solely liable for his acts, defaults and remuneration) and will have and be entitled to exercise in relation to the Company all the powers set out in Schedule 1 to the Insolvency Act 1986 and all the powers conferred from time to time on receivers by statute and in particular by way of addition to but without prejudice to those powers (and those of the Lender) the Receiver will have power:-

7.5.1
to sell, let or lease or concur in selling, letting or leasing and to vary the terms or determine, surrender or accept surrenders of leases or tenancies of or grant options and licences over all or any part of the Assets in such manner and generally on such terms as he shall think fit in his absolute and unfettered discretion and so that any such sale may be made for cash or for shares or securities of another company or other valuable consideration (in each case payable in a lump sum or by instalments);

7.5.2	to sever any fixtures (including trade and tenant’s fixtures) from the property of which they form part;

7.5.3
to exercise all powers, rights and/or obligations under any contract or agreement forming part of the Assets, including, without limitation, all voting and other rights attaching to stocks, shares and other securities owned by the Company;

7.5.4	to make and effect all repairs and improvements;

7.5.5
to redeem any prior encumbrance and to settle and pass the accounts of the encumbrancer and any accounts so settled and passed will (subject to any manifest error) be conclusive and binding on the Company and the money so paid will be deemed to be an expense properly incurred by the Receiver;

7.5.6
to promote the formation of a subsidiary or subsidiaries of the Company, including, without limitation, any such company formed for the purpose of purchasing, leasing, licensing or otherwise acquiring interests in all or any of the assets of the Company;

7.5.7	to make any arrangement or compromise which the Lender or the Receiver may think fit;

7.5.8	to make and effect all repairs, renewals, improvements, and insurances;

7.5.9	to appoint managers officers and agents for any of the purposes referred to in this clause 7 at such salaries as the Receiver may determine;

7.5.10
to do all other acts and things as may be considered by the Receiver to be incidental or conducive to the above or otherwise incidental or conducive to the preservation, improvement or realisation of the Assets.

7.6
No purchaser or other person dealing with the Lender, any Receiver or any agent or delegate shall be obliged or concerned to enquire whether the right of the Lender or any Receiver to exercise any of the powers conferred by or referred to in this Debenture has arisen or become exercisable, whether any of the Loan remain outstanding or be concerned with notice to the contrary or whether an event has occurred to authorise the Lender or any Receiver to act or as to the propriety or validity of the exercise or purported exercise of any such power.

8	Power of Attorney

8.1
The Company irrevocably and by way of security appoints the Lender (whether or not a Receiver or administrator has been appointed) and also (as a separate appointment) any Receiver severally as the attorney and attorneys of the Company, for the Company and in its name and on its behalf and as its act and deed or otherwise, to execute and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which may be required of the Company under this Debenture or may be required or deemed proper in the exercise of any rights or powers conferred on the Lender or any Receiver under this Debenture or otherwise for any of the purposes of this Debenture.

8.2	The Company ratifies and confirms and agrees to ratify and confirm whatever any attorney does or purports to do under its appointment under clause 8.1.

9	Application of security proceeds

9.1	Any money received under the powers conferred by this Debenture will, subject to the payment or repayment of any prior claims, be paid or applied in the following order of priority:-

9.1.1	in or towards satisfaction of all costs, charges and expenses incurred, and payments made, by the Lender and/or the Receiver including the remuneration of the Receiver;

9.1.2	in or towards satisfaction of the Loan in whatever order the Lender may require;

9.1.3	as to the surplus (if any) to the person(s) entitled to it;

provided that the Receiver may retain any money in his hands for so long as he thinks fit, and the Lender may, without prejudice to any other rights the Lender may have at any time and from time to time, place and keep for such time as the Lender may think prudent any money received, recovered or realised under or by virtue of this Debenture to or at a separate or suspense account to the credit either of the Company or of the Lender as the Lender thinks fit without any immediate obligation on the part of the Lender to apply such money or any part of such money in or towards the payment or discharge of the Loan.

9.2
Subject to clause 9.1, any money received or realised by the Lender from the Company or a Receiver under this Debenture or any administrator may be applied by the Lender to any item of account or liability or transaction in such order or manner as the Lender may determine.

10	Indemnity

10.1
The Lender, the Receiver and every attorney, manager, agent, employee or other person appointed by the Lender or the Receiver under or in connection with this Debenture shall be indemnified by the Company in respect of all liabilities, costs, losses and expenses incurred by it or him in the execution (or purported execution) of any of the powers, authorities or discretions vested in it or him pursuant to the terms of this Debenture (or by any law or regulation) and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way in connection with or relating to all or any of the Assets and the Lender, the Receiver or any such other person may retain and pay all sums in respect of the same out of the money received under the powers conferred by this Debenture.

10.2
The indemnity under clause 10.1 shall not apply to the extent that any such liability, cost, loss and/or expense arises as a result of the wilful default or gross negligence of the Lender or the Receiver.

11	Costs and Expenses

The Company shall pay or reimburse to the Lender on demand (on a full indemnity basis) all costs, charges and expenses (including legal fees) incurred or to be incurred by the Lender in the creation, registration, perfection, enforcement, discharge and/or assignment of this Debenture (including, without limitation, the costs of any proceedings in relation to this Debenture or the Loan), which costs, charges and expenses shall form part of the Loan.

12	Investigations

12.1
If any event of default (howsoever described) in any agreement between the Lender and the Company occurs then (while it is continuing unwaived) the Lender shall be entitled to initiate an investigation of, and/or instruct the preparation of a report (accounting, legal, valuation or other) on, the business and affairs of the Company and/or any other Group Company which the Lender considers necessary to ascertain the financial position of the Company, all fees and expenses incurred by the Lender in so doing being payable by the Company.

12.2
The Company hereby consents to the provision by the Lender of all information in relation to the Company which the Lender provides to any person in relation to the preparation of a report as is referred to in clause 12.1 above.

13	Notices

13.1	Any communication to be made under or in connection with this Debenture shall be made in writing and, unless otherwise stated, may be made by fax or e-mail.

13.2
The e-mail address of the Lender for any communication or document to be made or delivered under or in connection with this Debenture is bpress@trafcap.com. The fax number of the Company for any communication or document to be made or delivered under or in connection with this Debenture is +1 786-323-1651 marked for the attention of Robert D. Press Esq. or any substitute address or fax number as the Lender may notify to the Company by not less than five Business Days' notice.

13.3
The e-mail address of the Company for any communication or document under or in connection with this Debenture is Sherbst@nmlsinc.com. The fax number of the Company for any communication or document to be made or delivered under or in connection with this Debenture is 00 1 540 437 1686 marked for the attention of the Chief Financial Officer.

13.4	Subject to clause 14.5, any communication made or document made or delivered by one person to another under or in connection with this Debenture will only be effective:-

(a)	if by way of fax, when received in legible form; or

(b)	if by way of e-mail, when it has been delivered to the relevant .

13.5	Any communication or document to be made or delivered to the Lender will be effective only when actually received by the Lender.

14	Miscellaneous

14.1
If at any time any provision of this Debenture is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will be in any way affected or impaired.

14.2
No failure or delay by the Lender in exercising any right or remedy under this Debenture shall operate as a waiver, and no single or partial exercise shall prevent further exercise of any right or remedy.

14.3
The Lender will be entitled to disclose to any member of the the Lender Group, its auditors, advisers or applicable regulatory authority or any other person that enters or proposes to enter into any trust or contractual arrangements with the Lender in relation to the Loan confidential information concerning this Debenture or any arrangement made in connection with this Debenture.

14.4	A certificate by any duly authorised officer of the Lender as to the amount of the Loan or any part of them shall, in the absence of manifest error, be conclusive and binding on the Company.

14.5
The Lender may at any time (without notice or consent) assign the benefit of this Debenture (or all or any of its rights under this Debenture) to any person. The Company may not assign or transfer the benefit or burden of this Debenture or all or any of its rights under this Debenture without the prior written consent of the Lender.

15	Definitions

15.1	In the interpretation of this Debenture:-

"Assets" means the whole of the property (including uncalled capital) which is or may be from time to time comprised in the property and undertaking of the Company;

"Business Day" means a day (other than a Saturday or Sunday) when the branch of the Lender at which the Company's account is located is open for business;

“Companies Act” means the Companies Acts of the Republic of Ireland from 1963 to 2006;

"Convertible Loan Agreement" means a convertible loan agreement dated on or about the date of this Agreement;

“Conveyancing Acts” means the Conveyancing Acts of the Republic of Ireland from 1881 to 1911;

"Default Rate" means the rate of interest payable in accordance with clause 4.2 of the Convertible Loan Agreement;

"Financial Collateral" shall have the meaning given to that expression in the Financial Collateral Regulations.

"Financial Collateral Regulations" means the Financial Collateral Arrangements (No. 2) Regulations 2003 (S.I. 2003 No. 3226);

"Fixed Charge Asset" means an Asset for the time being comprised within a mortgage, fixed charge or assignment by way of security created by clause 2.1, 2.2, 2.3 or (with effect from the date of its creation) any security created pursuant to clause 2.11;

"Group" means the Company and its Subsidiaries and "Group Company" shall be construed accordingly;

"Loan" means the amount of up to €1,300,000 advanced to the Company pursuant to the terms and conditions of the Convertible Loan Agreement or the principle amount outstanding for the time being of that loan (including any compounded interest);

"Permitted Disposal" means:

(a) the disposal of stock subject only to the floating charge created by clause 2.1.3 on an arm's length basis in the ordinary course of trading;

(b) disposals of obsolete or redundant assets (other than Fixed Charge Assets, other Assets subject to a fixed charge or security in favour of the Lender) which are no longer required for the business of any Group Company;

(c) disposals of assets (other than Fixed Charge Assets, other Assets subject to a fixed charge or security in favour of the Lender) in exchange for replacement assets comparable or superior as to type, value and quality;

"Properties" means at any time the freehold and leasehold properties of the Company at that time or any of them as the context requires;

“Receivables” means all sums of money now or in the future receivable by the Company which consist of or are derived from any Asset referred to in clauses 2.1.1, 2.1.2, 2.2 or 2.3 or (with effect from the date of the creation of any such security) any Assets comprised in any security created pursuant to clause 2.11;

"Receiver" means an administrative receiver, receiver and manager or other receiver appointed pursuant to this Debenture in respect of the Company or over all or any of the Assets charged by or pursuant to this Debenture;

“Security Financial Collateral Arrangements” shall have the meaning given to that expression in the Financial Collateral Regulations;

"Subsidiary" means, in respect of any company, person or entity, any company, person or entity directly or indirectly controlled by such company, person or entity (including any Subsidiary acquired after the date of this Debenture) and "Subsidiaries" shall mean all or any of them , as appropriate

16.2	References to:-

16.2.1
statutes, statutory provisions and other national or EC legislation shall include all amendments, substitutions, modifications and re-enactments for the time being in force and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant legislation;

16.2.2	"control" of any company shall be interpreted in accordance with Section 995 of the Income Tax Act 2007;

16.2.3	"including" shall not be construed as limiting the generality of the words preceding it;

16.2.4	“property” shall include any interest (legal or equitable) in real or personal property and any thing in action;

16.2.4	this Debenture shall include the Schedule;

16.2.5	any term or phrase defined in the Companies Act 1985 (as amended from time to time) shall bear the same meaning in this Debenture;

16.2.6	words importing the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

16.2.7
this Debenture and to any provisions of it or to any other document referred to in this Debenture shall be construed as references to it in force for the time being as amended, varied, supplemented, restated, substituted or novated from time to time;

16.2.8
any person are to be construed to include references to a corporation, firm, company, partnership, joint venture, unincorporated body of persons, individual or any state or agency of a state, whether or not a separate legal entity;

16.2.9	any person are to be construed to include that person’s assignees or transferees or successors in title, whether direct or indirect;

16.2.10	clause headings are for ease of reference only and are not to affect the interpretation of this Debenture.

15.3
If applicable, the terms of the documents under which the Loan arise and of any side letters between the Company and the Lender in relation to them are incorporated herein to the extent required for any purported disposition of the Assets (or any of them) contained in this Debenture to be a valid disposition in accordance with section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

15.4	The parties intend that this document shall take effect as a deed.

15.5	The use of bold type shall be ignored in the construction of this Debenture.

16	Release

If the Lender is satisfied that the Loan have been unconditionally and irrevocably paid or discharged in full, the Lender will at the request and cost of the Company take whatever action is required in order to release the Assets from the security constituted by this Debenture.

17.	Governing Law

This Debenture will be governed by and construed according to Irish law and the courts of the Republic of Ireland have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed).

IN WITNESS whereof this Debenture has been executed by the Company as a deed and signed by the Lender and shall take effect on the day and year stated at the beginning of this document.

The Schedule

Freehold and leasehold property

Address or Description	Title No.(s) (if registered land)	Freehold/leasehold
None	-	-

SIGNED as a deed by	)
NEW MEDIA LOTTERY SERVICES PLC and	) )
Director

Director/Secretary
SIGNED as a deed on behalf of	)
TRAFALGAR CAPITAL SPECIALIZED	)
INVESTMENT FUND acting by its general	)
partner TRAFALGAR CAPITAL SARL	)